Exhibit 10.6

Contract No.:                                  (supplementary)

Form of Supplementary Purchases and Sales Contract of Coal

Coal (Coking Coal with High Content of Ash)

Party A (Buyer):

Party B (Seller): Liulin Junhao Coking Coal Trading Co., Ltd.

Location of signing: Taiyuan, Shanxi Date of signing: , 2017

Both parties have reached an agreement on adjustment of one part of articles of Purchases and Sales Contract of Coal (coking coal) (with contract No.: ) signed by both parties on through friendly negotiation and concluded the following agreement:

I.	The unit price of coking coal offered by the Party B from to is increased for RMB per ton on the basis of former unit price specified in the contract, namely the unit price is RMB per ton.

II.	Other articles in the former contract shall be kept still and implemented in accordance with the former provisions.

III.	The supplementary contract is in sextuplicate with each party having three copies and shall take effect since the date on which both parties sign with seals.

Party A Seal of company name: (seal for contractual uses) Address: Legal representative (signature): Entrusted agent (signature): Duty paragraph: Account No.: Bank of deposit: Phone number: Postcode:

Party B

Seal of company name: (seal for contractual uses)

Address:

Legal representative (signature):

Entrusted agent (signature):

Duty paragraph:

Account No.:

Bank of deposit:

Phone number:

Postcode:

Special Seal for Contractual Uses of Liulin Junhao Coking Coal Trading Co., Ltd.